Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

Endurance Specialty Holdings Ltd.

Waterloo House, 100 Pitts Bay Rd.

Pembroke HM 08, Bermuda

Investor Relations

Phone: (441) 278-0988

Fax: (441) 278-0493

email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include and Endurance may make related oral forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “target,” “anticipate,” “seek,” “will,” “deliver” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2013 and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2014.

Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward looking statement, whether as a result of new information, future developments or otherwise.

ENDURANCE SPECIALTY HOLDINGS LTD.

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited, except the balance sheet and/or income statement data for the years ended December 31, 2013 and 2012 which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares.

•	Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums.

The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively.

The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	NM - Not meaningful.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,		Previous Quarter Change
		2014	2013	2014	2013

HIGHLIGHTS	Net income	$83,163	$61,019	$187,643	$161,318	36.3%
	Net income available to common and participating common shareholders	74,975	52,831	171,267	144,942	41.9%
	Net income allocated to common shareholders	72,763	51,699	166,279	142,197	40.7%
	Operating income [a]	80,107	55,504	182,666	153,492	44.3%
	Operating income available to common and participating common shareholders [a]	71,919	47,316	166,290	137,116	52.0%
	Operating income allocated to common shareholders [a]	69,797	46,302	161,447	134,519	50.7%
	Operating cash flow	45,263	19,219	19,667	42,712	135.5%
	Net investment income	39,302	32,468	80,292	81,773	21.0%
	Gross premiums written	689,425	572,710	1,846,940	1,750,072	20.4%
	Net premiums written	511,427	464,621	1,310,132	1,373,536	10.1%
	Net premiums earned	481,538	543,335	877,804	963,452	(11.4)%
	Total assets	10,178,647	9,550,448	10,178,647	9,550,448	6.6%
	Total shareholders’ equity	3,115,675	2,736,054	3,115,675	2,736,054	13.9%

PER SHARE AND SHARES DATA	Basic and diluted earnings per common share
	Net income (as reported)	$1.68	$1.21	$3.84	$3.34	38.8%
	Operating income (as reported) [a]	$1.61	$1.09	$3.73	$3.16	47.7%
As Reported	Weighted average common shares outstanding	43,351	42,621	43,265	42,527	1.7%
	Weighted average common shares outstanding and dilutive potential common shares [e]	43,351	42,622	43,266	42,527	1.7%

	Common dividends paid per share	$0.34	$0.32	$0.68	$0.64	6.3%

Book Value Per Common Share	Book value [b]	$61.80	$53.51	$61.80	$53.51	15.5%
	Diluted book value (treasury stock method) [b]	$60.00	$51.95	$60.00	$51.95	15.5%

FINANCIAL RATIOS	Return on average common equity (ROAE), net income [c]	2.9%	2.3%	6.7%	6.3%	0.6
	ROAE, operating income [a] [c]	2.7%	2.0%	6.5%	6.0%	0.7
	Return on beg. common equity (ROBE), net income [d]	2.9%	2.3%	7.0%	6.4%	0.6
	ROBE, operating income [a] [d]	2.8%	2.0%	6.8%	6.0%	0.8
	Annualized ROAE, net income [c]	11.4%	9.1%	13.3%	12.6%	2.3
	Annualized ROAE, operating income [a] [c]	10.9%	8.2%	12.9%	12.0%	2.7
	Annualized ROBE, net income [d]	11.7%	9.0%	13.9%	12.7%	2.7
	Annualized ROBE, operating income [a] [d]	11.2%	7.7%	13.5%	12.0%	3.5
	Annualized investment yield	2.5%	2.0%	2.5%	2.6%	0.5
GAAP	Loss ratio	53.8%	66.1%	49.6%	60.0%	(12.3)
	Acquisition expense ratio	16.3%	13.2%	17.2%	14.9%	3.1
	General and administrative expense ratio	18.0%	15.0%	18.2%	15.3%	3.0

	Combined ratio	88.1%	94.3%	85.0%	90.2%	(6.2)

[a]	Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 30 for a reconciliation to net income.
[b]	For detailed calculations, please refer to page 32.
[c]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $430 million liquidation value of the preferred shares.
[d]	Beginning common equity for the stated periods excludes the $430 million liquidation value of the preferred shares.
[e]	Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	QUARTERS ENDED
	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013	JUNE 30, 2013	JUNE 30, 2012
UNDERWRITING REVENUES
Gross premiums written	$689,425	$1,157,515	$370,809	$544,363	$572,710	$604,076
Premiums ceded	(177,998)	(358,810)	(90,745)	(149,030)	(108,089)	(119,663)

Net premiums written	$511,427	$798,705	$280,064	$395,333	$464,621	$484,413
Change in unearned premiums	(29,889)	(402,439)	219,423	158,212	78,714	34,927

Net premiums earned	$481,538	$396,266	$499,487	$553,545	$543,335	$519,340
Other underwriting (loss) income	(4,824)	(1,238)	(2,740)	(943)	888	19

Total underwriting revenues	$476,714	$395,028	$496,747	$552,602	$544,223	$519,359

UNDERWRITING EXPENSES
Net losses and loss expenses	$259,196	$176,896	$302,620	$339,036	$359,058	$345,897
Acquisition expenses	78,601	72,157	82,151	78,775	71,868	72,128
General and administrative expenses [c]	86,455	73,206	79,599	67,470	81,359	62,609

Total underwriting expenses	$424,252	$322,259	$464,370	$485,281	$512,285	$480,634

Underwriting income	$52,462	$72,769	$32,377	$67,321	$31,938	$38,725

OTHER OPERATING REVENUE
Net investment income	$39,302	$40,990	$46,346	$38,097	$32,468	$31,766
Interest expense [c]	(9,732)	(9,051)	(9,050)	(9,048)	(9,052)	(9,044)
Amortization of intangibles	(1,623)	(1,617)	(1,634)	(1,652)	(1,625)	(2,777)

Total other operating revenue	$27,947	$30,322	$35,662	$27,397	$21,791	$19,945

INCOME BEFORE OTHER ITEMS	$80,409	$103,091	$68,039	$94,718	$53,729	$58,670
OTHER
Net foreign exchange (losses) gains	($319)	($2,964)	($5,718)	($2,201)	($3,368)	$336
Net realized and unrealized investment gains (losses)	3,411	4,872	5,197	(6,640)	10,372	14,958

Total other-than-temporary impairment losses	(198)	(111)	(41)	(190)	(579)	(148)
Portion of loss recognised in other comprehensive income (loss)	—	—	—	—	—	(259)

Net impairment losses recognised in earnings	(198)	(111)	(41)	(190)	(579)	(407)

Income tax (expense) benefit	(140)	(408)	(296)	(2,271)	865	(1,074)

NET INCOME	$83,163	$104,480	$67,181	$83,416	$61,019	$72,483
Preferred dividends	(8,188)	(8,188)	(8,186)	(8,188)	(8,188)	(8,188)

NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS [d]	$74,975	$96,292	$58,995	$75,228	$52,831	$64,295

KEY RATIOS/PER SHARE DATA
Loss ratio	53.8%	44.6%	60.7%	61.3%	66.1%	66.5%
Acquisition expense ratio	16.3%	18.2%	16.4%	14.2%	13.2%	13.9%
General and administrative expense ratio	18.0%	18.5%	15.9%	12.2%	15.0%	12.1%

Combined ratio	88.1%	81.3%	93.0%	87.7%	94.3%	92.5%

Basic earnings per common share	$1.68	$2.17	$1.33	$1.70	$1.21	$1.48
Diluted earnings per common share [b] [d]	$1.68	$2.17	$1.33	$1.70	$1.21	$1.48

ROAE, net income [a]	2.9%	3.8%	2.4%	3.2%	2.3%	2.8%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million.
[b]	Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.
[c]	The quarter ended June 30, 2014 includes $12.1 million and $0.7 million of general and administrative expenses and interest expense, respectively, incurred in relation to the Company’s proposed acquisition of Aspen Insurance Holdings Limited (“Aspen”).
[d]	For the quarter ended June 30, 2014, adding back the $12.8 million of expenses incurred related to the Company’s proposed acquisition of Aspen, net income available to common and participating common shareholders would increase to $87.8 million or $1.97 diluted earnings per common share. See reconcillation on page 31.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME - PRIOR YEARS

	SIX MONTHS ENDED			YEAR ENDED
	JUNE 30, 2014	JUNE 30, 2013	JUNE 30, 2012	DEC. 31, 2013	DEC. 31, 2012
UNDERWRITING REVENUES
Gross premiums written	$1,846,940	$1,750,072	$1,665,725	$2,665,244	$2,549,026
Premiums ceded	(536,808)	(376,536)	(338,256)	(616,311)	(519,531)

Net premiums written	$1,310,132	$1,373,536	$1,327,469	$2,048,933	$2,029,495
Change in unearned premiums	(432,328)	(410,084)	(396,494)	(32,449)	(15,595)

Net premiums earned	$877,804	$963,452	$930,975	$2,016,484	$2,013,900
Other underwriting (loss) income	(6,062)	1,637	(316)	(2,046)	(2,183)

Total underwriting revenues	$871,742	$965,089	$930,659	$2,014,438	$2,011,717

UNDERWRITING EXPENSES
Net losses and loss expenses	$436,092	$578,028	$608,664	$1,219,684	$1,520,995
Acquisition expenses	150,758	143,504	140,617	304,430	303,179
General and administrative expenses [c]	159,661	147,837	128,650	294,906	235,689

Total underwriting expenses	$746,511	$869,369	$877,931	$1,819,020	$2,059,863

Underwriting income (loss)	$125,231	$95,720	$52,728	$195,418	($48,146)

OTHER OPERATING REVENUE
Net investment income	$80,292	$81,773	$88,841	$166,216	$173,326
Interest expense [c]	(18,783)	(18,090)	(18,091)	(36,188)	(36,174)
Amortization of intangibles	(3,240)	(3,726)	(5,554)	(7,012)	(10,347)

Total other operating revenue	$58,269	$59,957	$65,196	$123,016	$126,805

INCOME BEFORE OTHER ITEMS	$183,500	$155,677	$117,924	$318,434	$78,659
OTHER
Net foreign exchange (losses) gains	($3,283)	($6,295)	$18,473	($14,214)	$15,911
Net realized and unrealized investment gains	8,283	16,607	20,161	15,164	72,139

Total other-than-temporary impairment losses	(309)	(1,385)	(148)	(1,616)	(364)
Portion of loss recognised in other comprehensive income (loss)	—	—	(478)	—	(483)

Net impairment losses recognised in earnings	(309)	(1,385)	(626)	(1,616)	(847)

Income tax expense	(548)	(3,286)	(907)	(5,853)	(3,346)

NET INCOME	$187,643	$161,318	$155,025	$311,915	$162,516
Preferred dividends	(16,376)	(16,376)	(16,376)	(32,750)	(32,750)

NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS [d]	$171,267	$144,942	$138,649	$279,165	$129,766

KEY RATIOS/PER SHARE DATA
Loss ratio	49.6%	60.0%	65.4%	60.5%	75.5%
Acquisition expense ratio	17.2%	14.9%	15.1%	15.1%	15.1%
General and administrative expense ratio	18.2%	15.3%	13.8%	14.6%	11.7%

Combined ratio	85.0%	90.2%	94.3%	90.2%	102.3%

Basic earnings per common share	$3.84	$3.34	$3.20	$6.37	$3.00
Diluted earnings per common share [b] [d]	$3.84	$3.34	$3.20	$6.37	$3.00

ROAE, net income [a]	6.7%	6.3%	6.2%	11.8%	5.8%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million.
[b]	Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.
[c]	The six months ended June 30, 2014, includes $13.0 million and $0.7 million of general and administrative expenses and interest expense, respectively, incurred in relation to the Company’s proposed acquisition of Aspen.
[d]	For the six months ended June 30, 2014, adding back the $13.7 million of expenses incurred related to the Company’s proposed acquisition of Aspen, net income available to common and participating common shareholders would increase to $185.0 million or $4.15 diluted earnings per common share. See reconciliation of page 31.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013	JUNE 30, 2013
ASSETS
Cash and cash equivalents	$801,028	$916,665	$845,851	$789,999	$942,062
Fixed maturity investments available for sale, at fair value	4,993,099	4,794,445	4,823,964	4,800,838	4,755,091
Short term investments available for sale, at fair value	24,564	46,167	35,028	11,599	15,382
Equity securities available for sale, at fair value	287,642	271,530	252,466	262,866	232,919
Other investments	648,642	621,914	617,478	594,156	569,393
Premiums receivable, net	1,380,858	1,265,371	669,198	1,006,227	1,271,818
Insurance and reinsurance balances receivable	134,750	136,733	127,722	123,777	111,405
Deferred acquisition costs	257,262	231,167	186,027	197,048	210,740
Prepaid reinsurance premiums	424,133	443,498	187,209	263,499	292,911
Reinsurance recoverable on unpaid losses	606,140	534,335	593,755	513,080	594,020
Reinsurance recoverable on paid losses	145,694	59,784	164,220	428,300	101,753
Accrued investment income	26,385	23,161	24,104	21,783	25,404
Goodwill and intangible assets	162,178	163,761	165,378	167,000	168,621
Deferred tax assets	45,782	48,496	51,703	50,148	52,240
Receivable on pending investment sales	67,578	83,445	54,910	124,236	78,243
Other assets	172,912	154,310	179,109	192,104	128,446

TOTAL ASSETS	$10,178,647	$9,794,782	$8,978,122	$9,546,660	$9,550,448

LIABILITIES
Reserve for losses and loss expenses	3,963,393	3,847,774	4,002,259	4,052,102	4,145,581
Reserve for unearned premiums	1,689,819	1,678,233	1,018,851	1,314,687	1,500,253
Deposit liabilities	21,987	18,684	19,458	17,577	17,785
Reinsurance balances payable	378,295	307,569	181,061	347,048	262,582
Debt	527,714	527,539	527,478	527,506	527,401
Payable on pending investment purchases	272,696	239,313	129,047	224,473	181,060
Other liabilities	209,068	174,561	213,419	224,257	179,732

TOTAL LIABILITIES	$7,062,972	$6,793,673	$6,091,573	$6,707,650	$6,814,394

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000
Series B, non-cumulative	9,200	9,200	9,200	9,200	9,200
Common shares	44,706	44,601	44,369	44,250	44,331
Additional paid-in capital	583,691	575,684	569,116	560,204	556,255
Accumulated other comprehensive income	136,038	89,359	62,731	69,457	31,438
Retained earnings	2,334,040	2,274,265	2,193,133	2,147,899	2,086,830

TOTAL SHAREHOLDERS’ EQUITY	$3,115,675	$3,001,109	$2,886,549	$2,839,010	$2,736,054

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,178,647	$9,794,782	$8,978,122	$9,546,660	$9,550,448

Book value per common share	$61.80	$59.42	$56.99	$55.89	$53.51
Diluted book value per common share (treasury stock method)	$60.00	$57.53	$55.18	$54.33	$51.95

RATIOS
Debt-to-capital	14.5%	15.0%	15.5%	15.7%	16.2%

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ENDURANCE SPECIALTY HOLDINGS LTD.

Probable Maximum Loss by Zone and Peril

(in millions of dollars)

Largest 1 in 100 year PML as of July 1, 2014 is equal to 11.1% of Shareholders’ Equity as of June 30, 2014.

		Estimated Occurrence Net Loss as of July 1, 2014					July 1, 2013	July 1, 2012
Zone	Peril	10 Year Return Period	25 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period	100 Year Return Period	100 Year Return Period

United States	Hurricane	$123	$176	$232	$284	$362	$350	$468
Europe	Windstorm	98	202	276	345	422	331	344
California	Earthquake	36	147	205	250	329	284	412
Japan	Windstorm	33	100	140	158	175	230	247
Northwest U.S.	Earthquake	—	5	36	91	185	89	184
Japan	Earthquake	10	83	127	163	205	137	138
United States	Tornado/Hail	35	50	63	78	99	89	96
Australia	Earthquake	1	11	44	121	218	87	83
New Zealand	Earthquake	1	5	14	35	87	23	22
Australia	Windstorm	7	24	51	88	155	58	37
New Madrid	Earthquake	—	—	—	6	72	7	11

The net loss estimates by zone above represent estimated losses related to our property, catastrophe and other specialty lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.

Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management’s assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance’s underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2013.

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ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT DISTRIBUTION

FOR THE SIX MONTHS ENDED JUNE 30, 2014

Net Premiums Written = $1,310.1 million

Source of Business	Business Segments

Broker Distribution - Insurance	Broker Distribution - Reinsurance

[a]	Other specialty includes the agriculture line in the Insurance segment and the specialty line in the Reinsurance segment.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE QUARTERS ENDED
	JUNE 30, 2014			JUNE 30, 2013
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$321,526	$367,899	$689,425	$276,941	$295,769	$572,710

Net premiums written	$179,038	$332,389	$511,427	$191,502	$273,119	$464,621

Net premiums earned	$218,563	$262,975	$481,538	$267,878	$275,457	$543,335
Other underwriting (loss) income	—	(4,824)	(4,824)	—	888	888

Total underwriting revenues	$218,563	$258,151	$476,714	$267,878	$276,345	$544,223

UNDERWRITING EXPENSES
Net losses and loss expenses	$149,567	$109,629	$259,196	$215,844	$143,214	$359,058
Acquisition expenses	15,128	63,473	78,601	14,968	56,900	71,868
General and administrative expenses	47,237	39,218	86,455	43,524	37,835	81,359

Total expenses	$211,932	$212,320	$424,252	$274,336	$237,949	$512,285

UNDERWRITING INCOME (LOSS)	$6,631	$45,831	$52,462	($6,458)	$38,396	$31,938

GAAP RATIOS
Loss ratio	68.5%	41.7%	53.8%	80.6%	52.0%	66.1%
Acquisition expense ratio	6.9%	24.1%	16.3%	5.6%	20.7%	13.2%
General and administrative expense ratio	21.6%	14.9%	18.0%	16.2%	13.7%	15.0%

Combined ratio AS REPORTED	97.0%	80.7%	88.1%	102.4%	86.4%	94.3%

Effect of favorable prior accident year reserve development	10.1%	12.2%	11.3%	2.1%	20.8%	11.6%

Combined ratio net of prior accident year reserve development	107.1%	92.9%	99.4%	104.5%	107.2%	105.9%

7

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013	JUNE 30, 2013	JUNE 30, 2012
UNDERWRITING REVENUES
Gross premiums written	$321,526	$652,276	$200,726	$344,819	$276,941	$292,659

Net premiums written	$179,038	$343,027	$111,976	$224,338	$191,502	$186,659

Net premiums earned	$218,563	$144,021	$235,967	$291,477	$267,878	$266,085
Other underwriting loss	—	—	—	—	—	(1,300)

Total underwriting revenues	$218,563	$144,021	$235,967	$291,477	$267,878	$264,785

UNDERWRITING EXPENSES
Net losses and loss expenses	$149,567	$88,533	$230,708	$228,409	$215,844	$208,504
Acquisition expenses	15,128	12,261	16,754	18,440	14,968	17,545
General and administrative expenses	47,237	41,736	42,804	35,641	43,524	32,819

Total expenses	$211,932	$142,530	$290,266	$282,490	$274,336	$258,868

UNDERWRITING INCOME (LOSS)	$6,631	$1,491	($54,299)	$8,987	($6,458)	$5,917

GAAP RATIOS
Loss ratio	68.5%	61.5%	97.8%	78.4%	80.6%	78.4%
Acquisition expense ratio	6.9%	8.5%	7.1%	6.3%	5.6%	6.6%
General and administrative expense ratio	21.6%	29.0%	18.1%	12.2%	16.2%	12.3%

Combined ratio AS REPORTED	97.0%	99.0%	123.0%	96.9%	102.4%	97.3%

Effect of favorable prior accident year reserve development	10.1%	8.1%	2.0%	2.1%	2.1%	5.1%

Combined ratio net of prior accident year reserve development	107.1%	107.1%	125.0%	99.0%	104.5%	102.4%

8

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013	JUNE 30, 2013	JUNE 30, 2012
UNDERWRITING REVENUES
Gross premiums written	$367,899	$505,239	$170,083	$199,544	$295,769	$311,417

Net premiums written	$332,389	$455,678	$168,088	$170,995	$273,119	$297,754

Net premiums earned	$262,975	$252,245	$263,520	$262,068	$275,457	$253,255
Other underwriting (loss) income	(4,824)	(1,238)	(2,740)	(943)	888	1,319

Total underwriting revenues	$258,151	$251,007	$260,780	$261,125	$276,345	$254,574

UNDERWRITING EXPENSES
Net losses and loss expenses	$109,629	$88,363	$71,912	$110,627	$143,214	$137,393
Acquisition expenses	63,473	59,896	65,397	60,335	56,900	54,583
General and administrative expenses	39,218	31,470	36,795	31,829	37,835	29,790

Total expenses	$212,320	$179,729	$174,104	$202,791	$237,949	$221,766

UNDERWRITING INCOME	$45,831	$71,278	$86,676	$58,334	$38,396	$32,808

GAAP RATIOS
Loss ratio	41.7%	35.0%	27.3%	42.3%	52.0%	54.2%
Acquisition expense ratio	24.1%	23.7%	24.8%	23.0%	20.7%	21.6%
General and administrative expense ratio	14.9%	12.6%	14.0%	12.1%	13.7%	11.8%

Combined ratio AS REPORTED	80.7%	71.3%	66.1%	77.4%	86.4%	87.6%

Effect of favorable prior accident year reserve development	12.2%	15.3%	21.3%	16.0%	20.8%	2.3%

Combined ratio net of prior accident year reserve development	92.9%	86.6%	87.4%	93.4%	107.2%	89.9%

9

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013	JUNE 30, 2013	JUNE 30, 2012
INSURANCE SEGMENT
Agriculture	$80,540	$527,894	$58,220	$200,062	$131,633	$133,439
Casualty and other specialty	146,728	74,895	76,666	95,862	87,614	90,019
Professional lines	74,650	38,780	55,056	34,221	38,296	51,019
Property	19,608	10,707	10,784	14,674	19,398	18,182

TOTAL INSURANCE	$321,526	$652,276	$200,726	$344,819	$276,941	$292,659

REINSURANCE SEGMENT
Catastrophe	$158,372	$126,648	$13,778	$38,676	$155,431	$172,222
Property	42,887	166,413	9,358	91,653	48,384	54,026
Casualty	30,875	84,982	29,900	27,649	54,417	45,729
Professional lines	84,117	25,619	113,089	25,670	12,528	12,785
Specialty	51,648	101,577	3,958	15,896	25,009	26,655

TOTAL REINSURANCE	$367,899	$505,239	$170,083	$199,544	$295,769	$311,417

REPORTED TOTALS	$689,425	$1,157,515	$370,809	$544,363	$572,710	$604,076

10

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013	JUNE 30, 2013	JUNE 30, 2012
INSURANCE SEGMENT
Agriculture	$45,826	$281,645	$24,454	$120,617	$84,537	$67,249
Casualty and other specialty	89,765	41,721	50,022	72,431	63,373	64,588
Professional lines	29,846	14,570	32,138	20,972	27,788	42,832
Property	13,601	5,091	5,362	10,318	15,804	11,990

TOTAL INSURANCE	$179,038	$343,027	$111,976	$224,338	$191,502	$186,659

REINSURANCE SEGMENT
Catastrophe	$123,411	$78,963	$12,270	$12,551	$138,041	$158,865
Property	42,886	166,322	9,417	90,528	44,516	54,033
Casualty	30,868	83,392	29,495	27,648	54,419	45,728
Professional lines	84,117	25,619	113,089	25,670	12,528	12,784
Specialty	51,107	101,382	3,817	14,598	23,615	26,344

TOTAL REINSURANCE	$332,389	$455,678	$168,088	$170,995	$273,119	$297,754

REPORTED TOTALS	$511,427	$798,705	$280,064	$395,333	$464,621	$484,413

11

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013	JUNE 30, 2013	JUNE 30, 2012
INSURANCE SEGMENT
Agriculture	$127,421	$56,313	$143,876	$200,739	$172,492	$162,703
Casualty and other specialty	57,828	54,470	57,905	55,929	55,872	53,757
Professional lines	24,219	24,341	25,816	24,220	27,757	36,719
Property	9,095	8,897	8,370	10,589	11,757	12,906

TOTAL INSURANCE	$218,563	$144,021	$235,967	$291,477	$267,878	$266,085

REINSURANCE SEGMENT
Catastrophe	$65,705	$62,926	$66,026	$67,778	$86,560	$81,334
Property	76,705	76,918	87,032	88,195	90,934	70,546
Casualty	50,102	48,254	61,218	61,244	53,814	57,752
Professional lines	36,325	33,194	24,793	15,181	13,691	13,111
Specialty	34,138	30,953	24,451	29,670	30,458	30,512

TOTAL REINSURANCE	$262,975	$252,245	$263,520	$262,068	$275,457	$253,255

REPORTED TOTALS	$481,538	$396,266	$499,487	$553,545	$543,335	$519,340

12

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE SIX MONTHS ENDED
	JUNE 30, 2014			JUNE 30, 2013
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$973,802	$873,138	$1,846,940	$929,884	$820,188	$1,750,072

Net premiums written	$522,065	$788,067	$1,310,132	$596,196	$777,340	$1,373,536

Net premiums earned	$362,584	$515,220	$877,804	$419,030	$544,422	$963,452
Other underwriting (loss) income	—	(6,062)	(6,062)	—	1,637	1,637

Total underwriting revenues	$362,584	$509,158	$871,742	$419,030	$546,059	$965,089

UNDERWRITING EXPENSES
Losses and loss expenses	$238,100	$197,992	$436,092	$315,308	$262,720	$578,028
Acquisition expenses	27,389	123,369	150,758	29,584	113,920	143,504
General and administrative expenses	88,973	70,688	159,661	79,151	68,686	147,837

Total expenses	$354,462	$392,049	$746,511	$424,043	$445,326	$869,369

UNDERWRITING INCOME (LOSS)	$8,122	$117,109	$125,231	($5,013)	$100,733	$95,720

GAAP RATIOS
Loss ratio	65.7%	38.5%	49.6%	75.2%	48.3%	60.0%
Acquisition expense ratio	7.6%	23.9%	17.2%	7.1%	20.9%	14.9%
General and administrative expense ratio	24.5%	13.7%	18.2%	18.9%	12.6%	15.3%

Combined ratio AS REPORTED	97.8%	76.1%	85.0%	101.2%	81.8%	90.2%

Effect of favorable prior accident year reserve development	9.3%	13.7%	11.9%	5.5%	16.6%	11.8%

Combined ratio net of prior accident year reserve development	107.1%	89.8%	96.9%	106.7%	98.4%	102.0%

13

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2014	JUNE 30, 2013	JUNE 30, 2012	DEC. 31, 2013	DEC. 31, 2012
UNDERWRITING REVENUES
Gross premiums written	$973,802	$929,884	$928,006	$1,475,429	$1,429,930

Net premiums written	$522,065	$596,196	$614,440	$932,510	$942,357

Net premiums earned	$362,584	$419,030	$427,715	$946,474	$955,089
Other underwriting loss	—	—	(1,300)	—	(2,684)

Total underwriting revenues	$362,584	$419,030	$426,415	$946,474	$952,405

UNDERWRITING EXPENSES
Losses and loss expenses	$238,100	$315,308	$322,206	$774,425	$855,941
Acquisition expenses	27,389	29,584	33,759	64,778	75,597
General and administrative expenses	88,973	79,151	67,254	157,596	125,108

Total expenses	$354,462	$424,043	$423,219	$996,799	$1,056,646

UNDERWRITING INCOME (LOSS)	$8,122	($5,013)	$3,196	($50,325)	($104,241)

GAAP RATIOS
Loss ratio	65.7%	75.2%	75.3%	81.8%	89.6%
Acquisition expense ratio	7.6%	7.1%	7.9%	6.8%	7.9%
General and administrative expense ratio	24.5%	18.9%	15.7%	16.7%	13.1%

Combined ratio AS REPORTED	97.8%	101.2%	98.9%	105.3%	110.6%

Effect of favorable prior accident year reserve development	9.3%	5.5%	5.0%	3.6%	4.8%

Combined ratio net of prior accident year reserve development	107.1%	106.7%	103.9%	108.9%	115.4%

14

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2014	JUNE 30, 2013	JUNE 30, 2012	DEC. 31, 2013	DEC. 31, 2012

UNDERWRITING REVENUES
Gross premiums written	$873,138	$820,188	$737,719	$1,189,815	$1,119,096

Net premiums written	$788,067	$777,340	$713,029	$1,116,423	$1,087,138

Net premiums earned	$515,220	$544,422	$503,260	$1,070,010	$1,058,811
Other underwriting (loss) income	(6,062)	1,637	984	(2,046)	501

Total underwriting revenues	$509,158	$546,059	$504,244	$1,067,964	$1,059,312

UNDERWRITING EXPENSES
Losses and loss expenses	$197,992	$262,720	$286,458	$445,259	$665,054
Acquisition expenses	123,369	113,920	106,858	239,652	227,582
General and administrative expenses	70,688	68,686	61,396	137,310	110,581

Total expenses	$392,049	$445,326	$454,712	$822,221	$1,003,217

UNDERWRITING INCOME	$117,109	$100,733	$49,532	$245,743	$56,095

GAAP RATIOS
Loss ratio	38.5%	48.3%	57.0%	41.6%	62.8%
Acquisition expense ratio	23.9%	20.9%	21.2%	22.4%	21.5%
General and administrative expense ratio	13.7%	12.6%	12.2%	12.8%	10.4%

Combined ratio AS REPORTED	76.1%	81.8%	90.4%	76.8%	94.7%

Effect of favorable prior accident year reserve development	13.7%	16.6%	3.0%	17.6%	7.0%

Combined ratio net of prior accident year reserve development	89.8%	98.4%	93.4%	94.4%	101.7%

15

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2014	JUNE 30, 2013	JUNE 30, 2012	DEC. 31, 2013	DEC. 31, 2012
INSURANCE SEGMENT
Agriculture	$608,434	$696,107	$667,106	$954,389	$903,730
Casualty and other specialty	221,623	144,081	145,510	316,609	296,325
Professional lines	113,430	59,260	87,364	148,537	169,815
Property	30,315	30,436	28,026	55,894	60,060

TOTAL INSURANCE	$973,802	$929,884	$928,006	$1,475,429	$1,429,930

REINSURANCE SEGMENT
Catastrophe	$285,020	$303,297	$315,404	$355,751	$378,387
Property	209,300	196,795	160,772	297,806	349,579
Casualty	115,857	183,809	151,732	241,358	208,353
Professional lines	109,736	24,835	13,493	163,594	59,076
Specialty	153,225	111,452	96,318	131,306	123,701

TOTAL REINSURANCE	$873,138	$820,188	$737,719	$1,189,815	$1,119,096

REPORTED TOTALS	$1,846,940	$1,750,072	$1,665,725	$2,665,244	$2,549,026

16

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2014	JUNE 30, 2013	JUNE 30, 2012	DEC. 31, 2013	DEC. 31, 2012
INSURANCE SEGMENT
Agriculture	$327,471	$425,667	$422,169	$570,738	$553,762
Casualty and other specialty	131,486	106,634	106,411	229,087	216,780
Professional lines	44,416	41,991	73,037	95,101	137,885
Property	18,692	21,904	12,823	37,584	33,930

TOTAL INSURANCE	$522,065	$596,196	$614,440	$932,510	$942,357

REINSURANCE SEGMENT
Catastrophe	$202,374	$269,439	$292,583	$294,260	$351,140
Property	209,208	192,927	160,779	292,872	349,586
Casualty	114,260	182,382	150,494	239,525	207,113
Professional lines	109,736	24,835	13,492	163,594	59,076
Specialty	152,489	107,757	95,681	126,172	120,223

TOTAL REINSURANCE	$788,067	$777,340	$713,029	$1,116,423	$1,087,138

REPORTED TOTALS	$1,310,132	$1,373,536	$1,327,469	$2,048,933	$2,029,495

17

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2014	JUNE 30, 2013	JUNE 30, 2012	DEC. 31, 2013	DEC. 31, 2012
INSURANCE SEGMENT
Agriculture	$183,734	$228,923	$222,672	$573,538	$548,800
Casualty and other specialty	112,298	109,995	106,991	223,829	215,476
Professional lines	48,560	58,681	70,603	108,717	141,710
Property	17,992	21,431	27,449	40,390	49,103

TOTAL INSURANCE	$362,584	$419,030	$427,715	$946,474	$955,089

REINSURANCE SEGMENT
Catastrophe	$128,631	$171,355	$163,671	$305,159	$344,704
Property	153,623	177,489	138,924	352,716	306,499
Casualty	98,356	106,862	112,177	229,324	224,813
Professional lines	69,519	27,995	28,494	67,969	62,622
Specialty	65,091	60,721	59,994	114,842	120,173

TOTAL REINSURANCE	$515,220	$544,422	$503,260	$1,070,010	$1,058,811

REPORTED TOTALS	$877,804	$963,452	$930,975	$2,016,484	$2,013,900

18

ENDURANCE SPECIALTY HOLDINGS LTD.

RETURN ON EQUITY ANALYSIS

FOR THE SIX MONTHS ENDED JUNE 30, 2014

Average common equity [a]	$2,571,112

Net premiums earned	$877,804
Combined ratio	85.0%
Operating margin	15.0%
Premium leverage	0.34x

Implied ROAE from underwriting activity	5.1%

Average cash and invested assets at amortized cost	$6,448,788
Investment leverage	2.51x
Year to date investment income yield, pretax	1.2%

Implied ROAE from investment activity	3.0%

Financing Costs [b]	(1.4)%

Implied Pre-tax Operating ROAE, for period [c]	6.7%

Implied Pre-tax Operating ROAE, annualized [c]	13.4%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (liquidation value of $430 million).
[b]	Financing costs include interest expense and preferred dividends.
[c]	Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity — underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activities and the tax-effected impact of amortization expense.

19

ENDURANCE SPECIALTY HOLDINGS LTD.

ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED				YEARS ENDED DECEMBER 31,
	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013	2013	2012

Average common equity [a]	$2,628,392	$2,513,829	$2,432,780	$2,357,532	$2,368,573	$2,230,881

Net premiums earned	$481,538	$396,266	$499,487	$553,545	$2,016,484	$2,013,900

Premium leverage	0.18x	0.16x	0.21x	0.23x	0.85x	0.90x

Annualized premium leverage	0.72x	0.64x	0.84x	0.92x	0.85x	0.90x

Average cash and invested assets at amortized cost	$6,434,200	$6,448,260	$6,377,107	$6,340,454	$6,439,797	$6,303,881

Investment leverage	2.45x	2.57x	2.62x	2.69x	2.72x	2.83x

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares outstanding at the beginning and end of each period.

20

ENDURANCE SPECIALTY HOLDINGS LTD.

INVESTMENT PORTFOLIO

AS OF JUNE 30, 2014 AND DECEMBER 31, 2013

	June 30, 2014		December 31, 2013
Type of Investment	Fair Value	Percentage	Fair Value	Percentage
Cash and equivalents [a]	$595,910	9.1%	$771,714	11.9%
Short-term investments	24,564	0.4%	35,028	0.5%
Fixed maturity investments
U.S. government and government agencies notes	564,120	8.6%	769,343	11.8%
Government and agency guaranteed corporates	52,987	0.8%	35,145	0.5%
U.S. government agency residential mortgage-backed securities	1,134,309	17.3%	1,106,403	17.1%
U.S. government agency commercial mortgage-backed securities	50,322	0.8%	49,431	0.8%
Municipals	32,712	0.5%	26,854	0.4%
Foreign government	231,686	3.5%	182,647	2.8%
Corporate securities	1,339,589	20.5%	1,227,299	18.9%
Non-agency residential mortgage-backed securities	91,366	1.4%	80,788	1.2%
Non-agency commercial mortgage-backed securities	916,909	14.0%	898,246	13.9%
Asset-backed securities	381,206	5.8%	353,256	5.4%
Collateralized loan and debt obligations	197,893	3.0%	94,552	1.5%
Equity securities
Equity investments	208,832	3.2%	174,669	2.7%
Emerging market debt fund	62,825	1.0%	60,844	0.9%
Preferred equity investments	9,754	0.1%	8,223	0.1%
Short-term fixed income fund	6,231	0.1%	8,730	0.1%
Other investments [b]	648,642	9.9%	617,478	9.5%

Total	$6,549,857	100.0%	$6,500,650	100.0%

Ratings [c]	Fair Value	Percentage	Fair Value	Percentage
U.S. government and government agencies notes	$564,120	11.2%	$769,343	15.8%
AAA/Aaa	1,137,895	22.7%	972,820	20.0%
AA/Aa	1,782,465	35.5%	1,771,156	36.5%
A/A	999,084	19.9%	895,549	18.4%
BBB	421,356	8.4%	363,722	7.5%
Below BBB	99,558	2.0%	66,791	1.4%
Not Rated	13,185	0.3%	19,611	0.4%

Total	$5,017,663	100.0%	$4,858,992	100.0%

Performance	June 30, 2014	December 31, 2013
Yield [d]	2.5%	2.6%
Duration in years [e]	2.88	3.11

Investment Income	Quarter Ended June 30, 2014	Quarter Ended Mar. 31, 2014	Quarter Ended Dec. 31, 2013	Quarter Ended Sept. 30, 2013	Quarter Ended June 30, 2013	Year Ended Dec. 31, 2013
Cash and available for sale securities	$28,517	$27,448	$25,108	$24,853	$25,688	$101,895
Other investments	10,785	13,542	21,238	13,244	6,780	64,321

Total net investment income	$39,302	$40,990	$46,346	$38,097	$32,468	$166,216

Note:	[a]	Cash and equivalents, including operating cash, are shown net of investments pending settlement.
	[b]	Other investments includes investments in alternative and specialty funds.
	[c]	Excludes cash and equivalents, equity securities and other investments.
	[d]	Earned yield for the quarter ending June 30, 2014 and twelve months ending December 31, 2013 excludes realized and unrealized gains and losses on fixed maturity investments.
	[e]	Duration excludes equity securities, other investments and operating cash.

21

ENDURANCE SPECIALTY HOLDINGS LTD.

LARGEST TWENTY-FIVE CORPORATE HOLDINGS

AS OF JUNE 30, 2014

	June 30, 2014
ISSUER (1) (2) (3)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	Credit Quality (4)

MORGAN STANLEY	$54,099	$55,205	$1,106	A-
BANK OF AMERICA CORP	52,039	52,577	538	A-
GOLDMAN SACHS GROUP INC/THE	41,870	42,588	718	A-
CITIGROUP INC	38,093	38,698	605	A-
JPMORGAN CHASE & CO	37,384	37,833	449	A
COMCAST CORPORATION	29,650	30,332	682	A-
GENERAL ELECTRIC CO	28,871	29,125	254	AA+
VERIZON COMMUNICATIONS INC	24,624	25,174	550	BBB+
AMERICAN EXPRESS COMPANY	24,618	24,727	109	A-
FORD MOTOR COMPANY	24,172	24,430	258	BBB-
MITSUBISHI UFJ FINANCIAL GROUP INC	22,108	22,399	291	A+
WELLS FARGO & COMPANY	20,676	20,796	120	A+
BB& T CORP	19,196	19,370	174	A-
AT&T INC	18,979	19,091	112	A-
NATIONAL GRID PLC	16,092	17,630	1,538	A-
NEW YORK LIFE INSURANCE COMPANY	16,683	16,900	217	AA+
BANCO SANTANDER SA	13,967	14,348	381	A
PRINCIPAL FINANCIAL GROUP INC	11,928	11,995	67	A+
PHILIP MORRIS INTERNATIONAL INC	11,764	11,951	187	A
BNP PARIBAS SA	11,798	11,803	5	A+
HSBC HOLDINGS PLC	11,578	11,717	139	A+
INTERNATIONAL BUSINESS MACHINES CORP	11,286	11,395	109	AA-
ROYAL BANK OF CANADA	11,278	11,351	73	AA+
BP PLC	11,072	11,122	50	A
ANHEUSER-BUSCH INVEB SA/NV	10,747	10,734	(13)	A

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.
(2)	Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.
(3)	Includes preferred equity securities.
(4)	Represents weighted average credit quality of underlying issues.

22

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	THREE MONTHS ENDED JUNE 30, 2014			SIX MONTHS ENDED JUNE 30, 2014
	GROSS	RECOVERIES	NET	GROSS	RECOVERIES	NET
Reserve for losses and loss expenses
Balance, beginning of period	$3,847,774	($534,335)	$3,313,439	$4,002,259	($593,755)	$3,408,504

Incurred related to:
Current year	476,269	(162,872)	313,397	829,563	(288,958)	540,605
Prior years	(40,493)	(13,708)	(54,201)	(87,519)	(16,994)	(104,513)

Total Incurred	435,776	(176,580)	259,196	742,044	(305,952)	436,092

Paid related to:
Current year	(95,842)	62,128	(33,714)	(102,564)	64,055	(38,509)
Prior years	(229,156)	42,718	(186,438)	(688,244)	229,538	(458,706)

Total Paid	(324,998)	104,846	(220,152)	(790,808)	293,593	(497,215)

Foreign currency translation and other	4,841	(71)	4,770	9,898	(26)	9,872

Balance, end of period	$3,963,393	($606,140)	$3,357,253	$3,963,393	($606,140)	$3,357,253

23

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE PERIOD ENDED JUNE 30, 2014

			Total
	Insurance	Reinsurance	Company

Incurred related to prior years

Quarter ended March 31, 2014	($11,648)	($38,664)	($50,312)
Quarter ended June 30, 2014	(22,048)	(32,153)	(54,201)

Six months ended June 30, 2014	($33,696)	($70,817)	($104,513)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2013

	Insurance	Reinsurance	Total Company

Incurred related to prior years

Quarter ended March 31, 2013	($17,295)	($33,373)	($50,668)
Quarter ended June 30, 2013	(5,625)	(57,180)	(62,805)
Quarter ended September 30, 2013	(6,210)	(41,850)	(48,060)
Quarter ended December 31, 2013	(4,773)	(56,086)	(60,859)

Year ended December 31, 2013	($33,903)	($188,489)	($222,392)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2012

			Total
	Insurance	Reinsurance	Company
Incurred related to prior years

Quarter ended March 31, 2012	($7,847)	($9,054)	($16,901)
Quarter ended June 30, 2012	(13,633)	(5,919)	(19,552)
Quarter ended September 30, 2012	(17,439)	(38,203)	(55,642)
Quarter ended December 31, 2012	(7,267)	(20,795)	(28,062)

Year ended December 31, 2012	($46,186)	($73,971)	($120,157)

24

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY LINE OF BUSINESS

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED					FOR THE YEAR ENDED
	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013	JUNE 30, 2013	DEC. 31, 2013
INSURANCE SEGMENT
Agriculture	($2,188)	($2,140)	($15)	($616)	($233)	($5,597)
Casualty and other specialty	(11,350)	(6,716)	(1,183)	(4,263)	(4,976)	(15,364)
Professional lines	(3,991)	(1,128)	(2,891)	(427)	1,672	(979)
Property	(4,519)	(1,664)	(684)	(904)	(2,088)	(11,963)

TOTAL INSURANCE	(22,048)	(11,648)	(4,773)	(6,210)	(5,625)	(33,903)

REINSURANCE SEGMENT
Catastrophe	(7,713)	(7,761)	(13,602)	(9,234)	(26,439)	($61,186)
Property	(9,502)	(14,757)	(11,217)	(21,107)	(23,444)	(57,394)
Casualty	(2,821)	(2,751)	(9,590)	(1,640)	(900)	(20,370)
Professional lines	(2,551)	(2,029)	(2,735)	(4,558)	(996)	(13,947)
Specialty	(9,566)	(11,366)	(18,942)	(5,311)	(5,401)	(35,592)

TOTAL REINSURANCE	(32,153)	(38,664)	(56,086)	(41,850)	(57,180)	(188,489)

REPORTED TOTALS	($54,201)	($50,312)	($60,859)	($48,060)	($62,805)	($222,392)

25

ENDURANCE SPECIALTY HOLDINGS LTD.

ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

	Insurance					Reinsurance						Reported Totals
	Agriculture	Casualty and other specialty	Professional lines	Property	Subtotal	Catastrophe	Property	Casualty	Professional lines	Specialty	Subtotal	Total
AT JUNE 30, 2014
Case reserves	$213,720	$349,230	$96,271	$18,138	$677,359	$151,530	$183,619	$252,827	$62,612	$88,683	$739,271	$1,416,630
Total reserves	$335,172	$1,294,919	$481,541	$32,289	$2,143,921	$246,809	$298,901	$802,621	$236,771	$234,370	$1,819,472	$3,963,393

Case reserves / Total reserves	63.8%	27.0%	20.0%	56.2%	31.6%	61.4%	61.4%	31.5%	26.4%	37.8%	40.6%	35.7%

IBNR / Total reserves	36.2%	73.0%	80.0%	43.8%	68.4%	38.6%	38.6%	68.5%	73.6%	62.2%	59.4%	64.3%

AT MAR. 31, 2014
Case reserves	$66,471	$320,049	$113,911	$23,553	$523,984	$155,088	$180,130	$241,452	$60,856	$98,289	$735,815	$1,259,799
Total reserves	$199,656	$1,284,231	$501,131	$38,801	$2,023,819	$255,949	$308,471	$768,394	$226,711	$264,430	$1,823,955	$3,847,774

Case reserves / Total reserves	33.3%	24.9%	22.7%	60.7%	25.9%	60.6%	58.4%	31.4%	26.8%	37.2%	40.3%	32.7%

IBNR / Total reserves	66.7%	75.1%	77.3%	39.3%	74.1%	39.4%	41.6%	68.6%	73.2%	62.8%	59.7%	67.3%

AT DEC. 31, 2013
Case reserves	$257,939	$316,170	$110,880	$23,410	$708,399	$167,152	$196,715	$239,385	$65,353	$101,716	$770,321	$1,478,720
Total reserves	$342,368	$1,276,300	$501,755	$38,467	$2,158,890	$265,626	$323,798	$769,067	$215,235	$269,643	$1,843,369	$4,002,259

Case reserves / Total reserves	75.3%	24.8%	22.1%	60.9%	32.8%	62.9%	60.8%	31.1%	30.4%	37.7%	41.8%	36.9%

IBNR / Total reserves	24.7%	75.2%	77.9%	39.1%	67.2%	37.1%	39.2%	68.9%	69.6%	62.3%	58.2%	63.1%

AT SEPT. 30, 2013
Case reserves	$279,916	$309,162	$131,741	$24,337	$745,156	$164,615	$201,127	$231,990	$67,671	$106,517	$771,920	$1,517,076
Total reserves	$310,092	$1,271,903	$525,084	$39,057	$2,146,136	$290,357	$355,104	$757,882	$213,916	$288,707	$1,905,966	$4,052,102

Case reserves / Total reserves	90.3%	24.3%	25.1%	62.3%	34.7%	56.7%	56.6%	30.6%	31.6%	36.9%	40.5%	37.4%

IBNR / Total reserves	9.7%	75.7%	74.9%	37.7%	65.3%	43.3%	43.4%	69.4%	68.4%	63.1%	59.5%	62.6%

AT JUNE 30, 2013
Case reserves	$271,424	$331,791	$127,378	$25,667	$756,260	$140,909	$221,468	$223,392	$70,091	$101,973	$757,833	$1,514,093
Total reserves	$415,026	$1,274,263	$513,875	$39,730	$2,242,894	$294,752	$375,388	$738,074	$215,216	$279,257	$1,902,687	$4,145,581

Case reserves / Total reserves	65.4%	26.0%	24.8%	64.6%	33.7%	47.8%	59.0%	30.3%	32.6%	36.5%	39.8%	36.5%

IBNR / Total reserves	34.6%	74.0%	75.2%	35.4%	66.3%	52.2%	41.0%	69.7%	67.4%	63.5%	60.2%	63.5%

26

ENDURANCE SPECIALTY HOLDINGS LTD.

SHAREHOLDER RETURN ANALYSIS

	SIX MONTHS ENDED	YEARS ENDED DECEMBER 31,		INCEPTION TO
	JUNE 30, 2014	2013	2012	JUNE 30, 2014
Income and Return on Equity:
Net income available to common and participating common shareholders	$171,267	$279,165	$129,766	$2,921,579

Operating income available to common and participating common shareholders	166,290	281,021	54,295	2,838,203

Average Shareholders’ equity [a]	2,571,112	2,368,573	2,230,881	2,048,553

Net income return on average equity	6.7%	11.8%	5.8%	11.4%[c]
Operating return on average equity	6.5%	11.9%	2.4%	11.1%[c]

Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$60.00	$55.18	$52.88	$60.00

Dividends paid per share	0.68	1.28	1.24	11.53

Change in diluted book value per common share	8.7%	4.3%	4.6%	16.8%[c]

Total return to common shareholders [b]	10.0%	6.8%	7.0%	21.5%[c]

[a]	Excludes the $430 million liquidation value of the preferred shares.
[b]	Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.
[c]	Represents average non-compounded annual returns since December 31, 2001.

27

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES FOR EPS CALCULATION - TWO CLASS METHOD

		QUARTERS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
		2014	2013	2014	2013

DILUTIVE SHARES	Average market price per share	$51.99	$49.35	$52.56	$46.72
OUTSTANDING: AS REPORTED	Basic weighted average common shares outstanding [a]	43,351	42,621	43,265	42,527
	Add: weighted avg. unvested restricted share units	—	1	—	1
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted share unit expense	—	$9	—	$9
	Less: restricted share units bought back via treasury method	—	—	—	(1)
	Add: weighted avg. dilutive options outstanding	812	305	814	169
	Weighted average exercise price per share	$47.99	$47.49	$47.96	$45.63
	Proceeds from unrecognized option expense	$3,730	$7,814	$3,730	$7,814
	Less: options bought back via treasury method	(812)	(305)	(813)	(169)

	Weighted average dilutive shares outstanding [b]	43,351	42,622	43,266	42,527

Notes:	[a]	Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.
	[b]	Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases.

28

ENDURANCE SPECIALTY HOLDINGS LTD.

EARNINGS PER SHARE INFORMATION - TWO CLASS METHOD

	QUARTERS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
	2014	2013	2014	2013

Net income	$83,163	$61,019	$187,643	$161,318
Less preferred dividends	(8,188)	(8,188)	(16,376)	(16,376)

Net income available to common and participating common shareholders	$74,975	$52,831	$171,267	$144,942
Less amount allocated to participating common shareholders [a]	(2,212)	(1,132)	(4,988)	(2,745)

Net income allocated to common shareholders	$72,763	$51,699	$166,279	$142,197

Denominator:
Weighted average shares - basic	43,351	42,621	43,265	42,527

Share Equivalents
Options	—	—	1	—
Restricted share units	—	1	—	—

Weighted average shares - diluted	43,351	42,622	43,266	42,527

Basic earnings per common share	$1.68	$1.21	$3.84	$3.34

Diluted earnings per common share [b]	$1.68	$1.21	$3.84	$3.34

[a]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b]	Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

29

ENDURANCE SPECIALTY HOLDINGS LTD.

OPERATING INCOME RECONCILIATION

EARNINGS PER SHARE INFORMATION - TWO CLASS METHOD

	Two-Class Method		Two-Class Method
	QUARTERS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
	2014	2013	2014	2013

Net income	$83,163	$61,019	$187,643	$161,318
Add (less) after-tax items:
Net foreign exchange losses	305	3,341	3,277	6,250
Net realized and unrealized investment gains	(3,559)	(9,435)	(8,563)	(15,427)
Net impairment losses recognized in earnings	198	579	309	1,351

Operating income before preferred dividends	$80,107	$55,504	$182,666	$153,492
Preferred dividends	(8,188)	(8,188)	(16,376)	(16,376)

Operating income available to common and participating common shareholders	$71,919	$47,316	$166,290	$137,116
Less amount allocated to participating common shareholders [a]	(2,122)	(1,014)	(4,843)	(2,597)

Operating income allocated to common shareholders	$69,797	$46,302	$161,447	$134,519

Weighted average common shares outstanding
Basic	43,351	42,621	43,265	42,527
Dilutive	43,351	42,622	43,266	42,527

Basic and diluted per common share data
Net income allocated to common shareholders	$1.68	$1.21	$3.84	$3.34
Add (less) after-tax items:
Net foreign exchange losses	0.01	0.08	0.08	0.15
Net realized and unrealized investment gains	(0.08)	(0.21)	(0.20)	(0.36)
Net impairment losses recognized in earnings	—	0.01	0.01	0.03

Operating income allocated to common shareholders [b]	$1.61	$1.09	$3.73	$3.16

[a]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b]	Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

30

ENDURANCE SPECIALTY HOLDINGS LTD.

NET INCOME AND OPERATING INCOME EXCLUDING EXPENSES

INCURRED RELATED TO THE PROPOSED ACQUISITION OF ASPEN

	QUARTER ENDED JUNE 30, 2014			SIX MONTHS ENDED JUNE 30, 2014
	As reported	Expenses Incurred Related to the Proposed Acquisition of Aspen [a]	Excluding expenses incurred related to the proposed acquisition of Aspen	As reported	Expenses Incurred Related to the Proposed Acquisition of Aspen [a]	Excluding expenses incurred related to the proposed acquisition of Aspen

Net income available to common and participating common shareholders	$74,975	$12,800	$87,775	$171,267	$13,736	$185,003
Less amount allocated to participating common shareholders [b]	($2,212)	(377)	($2,589)	($4,988)	(400)	($5,388)

Net income allocated to common shareholders	$72,763	$12,423	$85,186	$166,279	$13,336	$179,615

Basic and diluted earnings per common share [c]	$1.68	$0.29	$1.97	$3.84	$0.31	$4.15

ROAE, net income [d]	2.9%	0.4%	3.3%	6.7%	0.5%	7.2%

Annualized ROAE, net income [d]	11.4%	2.0%	13.4%	13.3%	1.1%	14.4%

Operating income available to common and participating common shareholders	$71,919	$12,800	$84,719	$166,290	$13,736	$180,026
Less amount allocated to participating common shareholders [b]	(2,122)	(377)	(2,499)	(4,843)	(400)	(5,243)

Operating income allocated to common shareholders	$69,797	$12,423	$82,220	$161,447	$13,336	$174,783

Basic and diluted operating income per common share [c]	$1.61	$0.29	$1.90	$3.73	$0.31	$4.04

ROAE, operating income [d]	2.7%	0.5%	3.2%	6.5%	0.5%	7.0%

Annualized ROAE, operating income [d]	10.9%	2.0%	12.9%	12.9%	1.1%	14.0%

[a]	The Company incurred $12.1 million and $0.7 million of general and administrative expenses and interest expense, respectively, in relation to the Company’s proposed acquisition of Aspen for the quarter ended June 30, 2014. For the six months ended June 30, 2014, the Company incurred $13.0 million and $0.7 million of general and administrative expenses and interest expense, respectively, in relation to the Company’s proposed acquisition of Aspen.
[b]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[c]	Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.
[d]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated period, which excludes the $430 million liquidation value of the preferred shares.

31

ENDURANCE SPECIALTY HOLDINGS LTD.

BOOK VALUE PER SHARE

		JUNE 30,		DEC. 31,
		2014	2013	2013
DILUTIVE COMMON	Price per share at period end	$51.59	$51.45	$58.67
SHARES OUTSTANDING: AS-IF CONVERTED [a]	Basic common shares outstanding	43,456	43,094	43,108
	Add: unvested restricted shares and restricted share units	1,250	1,237	1,261
	Add: dilutive options outstanding	800	815	815
	Weighted average exercise price per share	$48.20	$47.94	$47.94
	Book Value [b]	$2,685,675	$2,306,054	$2,456,549
	Add: proceeds from converted options	38,560	39,071	39,071

	Pro forma book value	$2,724,235	$2,345,125	$2,495,620
	Dilutive shares outstanding	45,506	45,146	45,184

	Basic book value per common share	$61.80	$53.51	$56.99
	Diluted book value per common share	$59.87	$51.95	$55.23

DILUTIVE COMMON	Price per share at period end	$51.59	$51.45	$58.67
SHARES OUTSTANDING: TREASURY STOCK METHOD	Basic common shares outstanding	43,456	43,094	43,108
	Add: unvested restricted shares and restricted share units	1,250	1,237	1,261
	Add: dilutive options outstanding	800	815	815
	Weighted average exercise price per share	$48.20	$47.94	$47.94
	Less: options bought back via treasury method	(747)	(759)	(666)

	Dilutive shares outstanding	44,759	44,387	44,518

	Basic book value per common share	$61.80	$53.51	$56.99
	Diluted book value per common share	$60.00	$51.95	$55.18

[a]	The as-if converted method assumes that the proceeds received upon exercise of options will be retained by the Company and the resulting common shares from exercise will remain outstanding
[b]	Excludes the $430 million liquidation value of the preferred shares.

32

ENDURANCE SPECIALTY HOLDINGS LTD.

REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Net income available to common and participating common shareholders, excluding expenses incurred related to the proposed acquisition of Aspen Insurance Holdings Limited (“Aspen”), or net income per basic or diluted common share, excluding expenses incurred related to the proposed acquisition of Aspen, reflect the current period impact of these costs incurred by the Company and reflects the results of operations in a manner similar to that used by management to analyze the Company’s underlying business performance. Net income available to common and participating common shareholders, excluding expenses incurred related to the proposed acquisition of Aspen or net income per basic or diluted common share, excluding expenses incurred related to the proposed acquisition of Aspen, should not be viewed as a substitute for GAAP net income available to common and participating common shareholders, or basic or diluted earnings per common share, respectively. Please see page 31 for a reconciliation of net income available to common and participating common shareholders, excluding expenses incurred related to the proposed acquisition of Aspen to net income available to common and participating common shareholders.

Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to to that used by management to analyze the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 30 for a reconciliation of operating income to net income.

Operating income available to common and participating common shareholders, excluding expenses incurred related to the proposed acquisition of Aspen, or net operating per basic or diluted common share, excluding expenses incurred related to the proposed acquisition of Aspen, reflect the current period impact of these costs incurred by the Company and reflect the results of operations in a manner similar to that used by management to analyze the Company’s underlying business performance. Operating income available to common and participating common shareholders, excluding expenses incurred related to the proposed acquisition of Aspen or net operating per basic or diluted common share, excluding expenses incurred related to the proposed acquisition of Aspen, should not be viewed as a substitute for GAAP net income available to common and participating common shareholders, or basic or diluted earnings per common share, respectively. Please see page 31 for a reconciliation of operating income available to common and participating common shareholders, excluding expenses incurred related to the proposed acquisition of Aspen to net income available to common and participating common shareholders.

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 32 for a reconciliation of diluted book value per common share to basic book value per common share.

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